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                                  SCHEDULE 13D

Issuer: MeriStar Hotels & Resorts, Inc.                 CUSIP Number: 589988104

                                  Exhibit 99.1

     Pursuant to Rule 13d-1 (k) (1) (iii) of Regulation 13-D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                   FW HOSPITALITY, L.P.

                                   By: GROUP III 31, L.L.C., general partner

                                   By: /s/ J. Taylor Crandall
                                       -----------------------------------------
                                       J. Taylor Crandall, sole member

                                   ARBOR REIT, L.P.

                                   By: GROUP INVESTORS, L.L.C., general partner

                                   By: /s/ Mark A. Wolfson
                                       -----------------------------------------
                                       Mark A. Wolfson, sole member

                                   MHX INVESTORS, L.P.

                                   By: FW GROUP GENPAR, INC., general partner

                                   By: /s/ W.R. Cotham
                                       -----------------------------------------
                                       W.R. Cotham, Vice President

                                   /s/ W.R. Cotham
                                   ---------------------------------------------
                                   W.R. Cotham

                                   As Vice President of each of CHERWELL
                                   INVESTORS, INC., GROUP 31, INC. and MC
                                   INVESTMENT CORPORATION

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                                  SCHEDULE 13D

Issuer: MeriStar Hotels & Resorts, Inc.                 CUSIP Number: 589988104

                                    PENOBSCOT PARTNERS, L.P.

                                    By: PTJ MERCHANT BANKING PARTNERS, L.P.,
                                        general partner

                                    By: PTJ, Inc., managing general partner

                                    By: /s/ W.R. Cotham
                                        ----------------------------------------
                                        W.R. Cotham, Vice President

                                    PTJ MERCHANT BANKING PARTNERS, L.P.

                                    By: PTJ, INC., managing general partner

                                    By: /s/ W.R. Cotham
                                        ----------------------------------------
                                        W.R. Cotham, Vice President

                                    /s/ J. Taylor Crandall
                                    --------------------------------------------
                                    J. TAYLOR CRANDALL

                                    CAPITAL PARTNERSHIP

                                    By: MARGARET LEE BASS 1980 TRUST,
                                        Managing Partner

                                    By: PANTHER CITY INVESTMENT COMPANY, Trustee

                                    By: /s/ W.R. Cotham
                                        ----------------------------------------

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                                  SCHEDULE 13D

Issuer: MeriStar Hotels & Resorts, Inc.                 CUSIP Number: 589988104

                                    KEYSTONE, INC.

                                    By: /s/ W.R. Cotham
                                        ----------------------------------------

                                    W.R. Cotham, Vice President

                                    /s/ W.R. Cotham
                                    --------------------------------------------
                                    W.R. COTHAM

                                    As Attorney-in-Fact for:

                                    ROBERT M. BASS(1)

                                    OAK HILL CAPITAL PARTNERS, L.P.

                                    By: OHCP GENPAR, L.P., general partner

                                    By: OHCP MGP, L.L.C., general partner

                                    By: /s/ Kevin G. Levy
                                        ----------------------------------------

                                    OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

                                    By: OHCP GenPar, L.P., general partner

                                    By: OHCP MGP, L.L.C., general partner


                                    By: /s/ Kevin G. Levy
                                        ----------------------------------------
--------
(1) A Power of Attorney authorizing W.R. Cotham, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.